Exhibit 99.1

PVH CORP. ANNOUNCES LEADERSHIP UPDATE
David Savman Appointed Calvin Klein Global Brand President
Eva Serrano to Serve as an Advisor to Support Transition

NEW YORK--(BUSINESS WIRE)—May 8, 2025-- PVH Corp. (NYSE:PVH) today announced David Savman has been appointed Global Brand President, Calvin Klein, succeeding Eva Serrano. Serrano will remain with the company through the end of the year, serving as an advisor to support the transition.

Savman joined PVH in 2022 and has been instrumental in bringing together the company’s global brands, commercial teams and operating model to win with the consumer, building on decades of experience leading product-centric organizations. He currently serves as PVH’s Global Head of Operations and Chief Supply Chain Officer, and in 2024, also served as interim CEO for PVH Europe where he is credited with repositioning the region for growth. Savman will also continue in his current role until the company names a successor.

“As an integral part of the wider PVH+ Plan, and through Eva’s leadership, Calvin Klein has been aligned as one brand under a global vision, plan and team, with a strong foundation for future growth. We are thankful for Eva’s critical contributions on this journey,” said Stefan Larsson, Chief Executive Officer of PVH.

“With this foundation in place, we are now taking the next step in our growth journey as we further tap into Calvin Klein’s iconic DNA. David—with the Calvin Klein team around the world, including Jonathan Bottomley who has led the brand to unprecedented levels of consumer engagement, and Veronica Leoni who creates the aspirational halo for the brand—will further build out our product, marketing and marketplace strength to bring our brand vision to life,” Larsson continued. “David is a people-focused leader with a proven ability to elevate brands, execute with a robust operating engine and deliver PVH+ Plan performance, all of which will be critical as we take Calvin Klein into this next chapter.”

“I’m thrilled to lead the talented Calvin Klein team. Together with our global partners, we have a powerful opportunity to build on the strong momentum underway by tapping into the brand’s iconic DNA to drive even greater desirability as we shape Calvin Klein for future generations,” said Savman.

“I’m incredibly proud to have been a part of this extraordinary brand journey where we have built the global foundation to unlock future growth, and I look forward to seeing the team take this forward,” commented Serrano.

About PVH Corp.
PVH is one of the world’s largest fashion companies, driven by its two iconic brands, Calvin Klein and TOMMY HILFIGER. For more than 140 years, PVH has connected with and inspired consumers globally and now operates in more than 40 countries worldwide. For more information, visit https://www.pvh.com.

Investor Contact:
Sheryl Freeman
InvestorRelations@pvh.com

Media Contact:
Communications@pvh.com

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995:
Forward-looking statements in this press release, including, without limitation, statements relating to the Company’s plans, strategies, objectives, expectations and intentions are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy, and some of which might not be anticipated, including, without limitation, (i) the Company’s plans, strategies, objectives, expectations and intentions are subject to change at any time at the discretion of the Company; (ii) the Company’s ability to realize anticipated benefits and savings from divestitures, restructurings and similar plans, such as the headcount cost reduction initiative announced in August 2022, the 2021 sale of assets of, and exit from, its Heritage Brands menswear and retail businesses, the November 2023 sale of the Heritage Brands women’s intimate apparel business to focus on its Calvin Klein and Tommy Hilfiger businesses and its current multi-year initiative to simplify its operating model; (iii) the ability to realize the intended benefits from the acquisition of licensees or the reversion of licensed rights (such as the announced, in-process plan to bring in house a significant portion of the product categories that are or had been licensed to G-III Apparel Group, Ltd. upon the expirations over time of the underlying license agreements) and avoid any disruptions in the businesses during the transition from operation by the licensee to the direct operation by us; (iv) the Company has significant levels of outstanding debt and borrowing capacity and uses a significant portion of its cash flows to service its indebtedness, as a result of which the Company might not have sufficient funds to operate its businesses in the manner it intends or has operated in the past; (v) the levels of sales of the Company’s apparel, footwear and related products, both to its wholesale customers and in its retail stores and its directly operated digital commerce sites, the levels of sales of the Company’s licensees at wholesale and retail, and the extent of discounts and promotional pricing in which the Company and its licensees and other business partners are required to engage, all of which can be affected by weather conditions, changes in the economy (including inflationary pressures like those currently being experienced globally), fuel prices, reductions in travel, fashion trends, consolidations, repositionings and bankruptcies in the retail industries, consumer sentiment and other factors; (vi) the Company’s ability to manage its growth and inventory; (vii) restrictions, including quotas and the imposition of new or increased duties or tariffs on goods from the countries where the Company or its licensees produce goods under its trademarks, any of which, among other things, could limit the ability to produce products in cost-effective countries, or in countries that have the labor and technical expertise needed, or require the Company to absorb costs or try to pass costs onto consumers, which could materially impact the Company’s revenue and profitability; (viii) the availability and cost of raw materials; (ix) the Company’s ability to adjust timely to changes in trade regulations and the migration and development of manufacturers (which can affect where the Company’s products can best be produced); (x) the regulation or prohibition of the transaction of business with specific individuals or entities and their affiliates or goods manufactured in (or containing raw materials or components from) certain regions, such as the listing of a person or entity as a Specially Designated National or Blocked Person by the U.S. Department of the Treasury’s Office of Foreign Assets Control and the issuance of Withhold Release Orders by the U.S. Customs and Border Protection; (xi) changes in available factory and shipping capacity, wage and shipping cost escalation, and store closures in any of the countries where the Company’s or its licensees’ or wholesale customers’ or other business partners’ stores are located or products are sold or produced or are planned to be sold or produced, as a result of civil conflict, war or terrorist acts, the threat of any of the foregoing, or political or labor instability, such as the current war in Ukraine that led to the Company’s exit from its retail business in Russia and the cessation of its wholesale operations in Russia and Belarus, and the temporary cessation of business by many of its business partners in Ukraine; (xii) disease epidemics and health-related concerns, such as the recent COVID-19 pandemic, which could result in (and, in the case of the COVID-19 pandemic, did result in some of the following) supply-chain disruptions due to closed factories, reduced workforces and production capacity, shipping delays, container and trucker shortages, port congestion and other logistics problems, closed stores, and reduced consumer traffic and purchasing, or governments implement mandatory business closures, travel restrictions or the like, and market or other changes that could result in shortages of inventory available to be delivered to the Company’s stores and customers, order cancellations and lost sales, as well as in noncash impairments of the Company’s goodwill and other intangible assets, operating lease right-of-use assets, and property, plant and equipment; (xiii) actions taken towards sustainability and social and environmental responsibility as part of the Company’s sustainability and social and environmental strategy may not be achieved or may be perceived to be falsely claimed, which could diminish consumer trust in the Company’s brands, as well as the Company’s brands’ values; (xiv) the failure of the Company’s licensees to market successfully licensed products or to preserve the value of the Company’s brands, or their misuse of the Company’s brands; (xv) significant fluctuations of the U.S. dollar against foreign currencies in which the Company transacts significant levels of business; (xvi) the Company’s retirement plan expenses recorded throughout the year are calculated using actuarial valuations that incorporate assumptions and estimates about financial market, economic and demographic conditions, and differences between estimated and actual results give rise to gains and losses, which can be significant, that are recorded immediately in earnings, generally in the fourth quarter of the year; (xvii) the impact of new and revised tax legislation and regulations; (xviii) the impacts of the decision by China’s Ministry of Commerce to place the Company on the List of Unreliable Entities, including the impact of any fines imposed, or restrictions or prohibitions on the Company that have the effect of limiting or prohibiting its ability to do business in China; and (xix) other risks and uncertainties indicated from time to time in the Company’s filings with the Securities and Exchange Commission (“SEC”).

The Company does not undertake any obligation to update publicly any forward-looking statement, whether as a result of the receipt of new information, future events or otherwise.